                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4A

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest             Principal            Total
------------------------------------------------------------------------------------------------------------------------------
A                         650,000,000.00         426,664,848.42        2,044,435.73          9,484,081.08        11,528,516.81
A Certificate                          -                      -          561,942.38                     -           561,942.38

Totals                    650,000,000.00         426,664,848.42        2,606,378.11          9,484,081.08        12,090,459.19

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
------------------------------------------------------------------------------------------------------------------------------
A                         -                     -                      417,180,767.34       5.750000%            5.206250%
A Certificate             -                     -                                   -              NA                   NA

Totals                    -                     -                      417,180,767.34

                                                Prior                                                                     Current
                                                Principal                                                                 Principal
Class                     CUSIP                 Balance              Interest          Principal          Total           Balance
------------------------------------------------------------------------------------------------------------------------------------
A                         00755WGC4             656.407459           3.145286          14.590894          17.736180       641.816565
A Certificate                                     0.000000           0.864527           0.000000           0.864527         0.000000

Delinquent Loan Information:
                                                                                  90+ Days           Loans            Loans
                                             30-59               60-89            excldg f/c,REO     in               in
                                             Days                Days             & Bkrptcy          Bankruptcy       REO
------------------------------------------------------------------------------------------------------------------------------------
Trust A                Principal Balance     11,673,186.02       3,373,004.70      1,108,171.33      12,243,581.38     5,737,429.59
                       % of Pool Balance          2.64143%           0.76325%          0.25076%           2.77050%         1.29828%
                       Number of Loans                 201                 67                21                195               91
                       % of Loans                 2.83059%           0.94353%          0.29573%           2.74609%         1.28151%

                                             Loans
                                             in
                                             Foreclosure
----------------------------------------------------------
Trust A                Principal Balance     14,533,846.51
                       % of Pool Balance          3.28874%
                       Number of Loans                 253
                       % of Loans                 3.56288%

General Mortgage Loan Information:
                                                                                                                      Trust A
                                                                                                                   --------------
Beginning Aggregate Mortgage Loan Balance                                                                          451,411,068.22
Prefunding                                                                                                                   0.00
Principal Reduction                                                                                                  9,484,081.08
Ending Aggregate Mortgage Loan Balance                                                                             441,926,987.14

Beginning Aggregate Mortgage Loan Count                                                                                      7237
Ending Aggregate Mortgage Loan Count                                                                                         7101

Current Weighted Average Coupon Rate                                                                                    9.506519%
Next Weighted Average Coupon Rate                                                                                       9.504700%

Mortgage Loan Principal Reduction Information:
                                                                                                                      Trust A
                                                                                                                   --------------
Scheduled Principal                                                                                                    686,285.25
Curtailments                                                                                                           283,062.42
Prepayments                                                                                                          7,330,181.65
Repurchases                                                                                                                  0.00
Substitutions                                                                                                                0.00
Liquidation Proceeds                                                                                                 1,184,551.76
Other Principal                                                                                                              0.00

Less: Realized Losses                                                                                                  573,205.83

Total Principal Reduction                                                                                           10,057,286.91

Servicer Information:
                                                                                                                      Trust A
                                                                                                                   --------------
Accrued Servicing Fee for the Current Period                                                                           188,087.94
Less: Amounts to Cover Interest Shortfalls                                                                               9,391.69
Less: Delinquent Service Fees                                                                                           52,185.56
Collected Servicing Fees for Current Period:                                                                           126,510.69

Advanced Principal                                                                                                            N/A
Advanced Interest                                                                                                      987,939.84

                                            Other               Scheduled         Interest          Available        Available Funds
                      Prepayment            Unscheduled         Principal         Carry             Funds Cap        Cap Carry
                      Principal             Principal           Distribution      Forward           Current          Forward
Class                 Distributed           Distributed         Amount            Amount            Amount           Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A               7,330,181.65          1,467,614.18        8,910,875.25      -                 -                -
                                 -                     -                   -      -                 -                -

Total                 7,330,181.65          1,467,614.18        8,910,875.25      -                 -                -

                       Applied
                       Realized Loss
                       Amount
------------------------------------
Class A                -
                       -

Total                  -

                                                             Prior                                                       Current
                     Has a                Remaining          Over-            Accelerated             Extra               Over
                 Trigger Event           Pre-Funded        Collateral          Principal            Principal          Collateral
                    Occurred               Amount            Amount           Distributed          Distributed           Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust A               NO                    0.00             24,746,219.80         573,205.83          0.00           24,746,219.80

                   Specified               Over-
                     Over-               Collateral
                   Collateral              Deficit
                     Amount                Amount
---------------------------------------------------
Trust A              24,746,219.80          0.00


Trust A Insured Payment                                                                                                       0.00
Pool Rolling six month delinquency rate                                                                                   0.045984
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                                0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                          0.00%
Book Value of REO loans                                                                                               7,036,555.35
Cumulative Number of Mortgage loans repurchased to date                                                                         11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                            167,623.65
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                         0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                                                  0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                              2,535,997.81

Principal Collected:                                                                     8,299,529.32

Insurance Proceeds Received:                                                                     0.00

Net Liquidation Proceeds:                                                                  611,345.93

Delinquency Advances on Mortgage Interest:                                                 987,939.84

Delinquency Advances on Mortgage Principal                                                         NA

Repurchase and Substitution Amounts:                                                             0.00

Trust Termination Proceeds:                                                                      0.00

Investment Earnings on Note Account:                                                         9,711.20

Capitalized Interest Requirement:                                                                0.00

Capitalized Interest Fund Earnings                                                               0.00

Capitalized Interest Account                                                                     0.00

Investment Earnings on Pre-Funding Account                                                       0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                                -

Sum of the Above Amounts:                                                                             12,444,524.10

LESS:

Servicing Fees (including PPIS):                                                           135,902.38

Non Recoverable Advance                                                                      1,405.84

Indenture Trustee Fees:                                                                      2,633.23

Owner Trustee Fees:                                                                            277.78

Insurance Premiums:                                                                         46,222.03

Reimbursement of Delinquency Advances/Servicing Advances                                   167,623.65

Total Reductions to Available Funds Amount:                                                              354,064.91

Total Available Funds:                                                                                                12,090,459.19

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4B

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest             Principal            Total
------------------------------------------------------------------------------------------------------------------------------
B                         350,000,000.00         229,155,465.01         1,098,036.60         5,936,586.63         7,034,623.23
B Certificate                          -                      -                    -                    -                    -

Totals                    350,000,000.00         229,155,465.01         1,098,036.60         5,936,586.63         7,034,623.23

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
------------------------------------------------------------------------------------------------------------------------------
B                         -                     -                      223,218,878.38       5.750000%            5.206250%
B Certificate             -                     -                                   -              NA                   NA

Totals                    -                     -                      223,218,878.38

                                              Prior                                                                     Current
                                              Principal                                                                 Principal
Class                     CUSIP               Balance             Interest          Principal          Total            Balance
----------------------------------------------------------------------------------------------------------------------------------
B                         00755WGD2           654.729900          3.137247          16.961676          20.098923        637.768224
B Certificate                                   0.000000          0.000000           0.000000           0.000000          0.000000

Delinquent Loan Information:
                                                                               90+ Days            Loans               Loans
                                          30-59             60-89              excldg f/c,REO      in                  in
                                          Days              Days               & Bkrptcy           Bankruptcy          REO
-----------------------------------------------------------------------------------------------------------------------------------
Trust B             Principal Balance     5,103,418.39      1,119,465.12       447,354.43          9,322,918.04        3,073,143.33
                    % of Pool Balance         2.15749%          0.47326%         0.18912%              3.94131%            1.29919%
                    Number of Loans                 87                22               11                   137                  47
                    % of Loans                2.74275%          0.69357%         0.34678%              4.31904%            1.48172%

                                          Loans
                                          in
                                          Foreclosure
------------------------------------------------------
Trust B             Principal Balance     7,938,704.17
                    % of Pool Balance         3.35613%
                    Number of Loans                141
                    % of Loans                4.44515%

General Mortgage Loan Information:
                                                                                                                    Trust B
                                                                                                                --------------
Beginning Aggregate Mortgage Loan Balance                                                                       242,480,338.11
Subsequent Mortgage Loans Added This Period                                                                               0.00
Principal Reduction                                                                                               5,936,586.63
Ending Aggregate Mortgage Loan Balance                                                                          236,543,751.48

Beginning Aggregate Mortgage Loan Count                                                                                  3,246
Ending Aggregate Mortgage Loan Count                                                                                     3,172

Current Weighted Average Coupon Rate                                                                                 9.483682%
Next Weighted Average Coupon Rate                                                                                    9.480550%

Mortgage Loan Principal Reduction Information:
                                                                                                                    Trust B
                                                                                                                --------------
Scheduled Principal                                                                                                 349,609.12
Curtailments                                                                                                         26,664.58
Prepayments                                                                                                       4,396,599.27
Repurchases                                                                                                               0.00
Substitutions                                                                                                             0.00
Liquidation Proceeds                                                                                              1,163,713.66
Other Principal                                                                                                           0.00

Less: Realized Losses                                                                                               459,207.93

Total Principal Reduction                                                                                         6,395,794.56

Servicer Information:
                                                                                                                    Trust B
                                                                                                                --------------
Accrued Servicing Fee for the Current Period                                                                        101,033.47
Less: Amounts to Cover Interest Shortfalls                                                                            2,453.02
Less: Delinquent Service Fees                                                                                        27,459.29
Collected Servicing Fees for Current Period:                                                                         71,121.16

Advanced Principal                                                                                                         N/A
Advanced Interest                                                                                                   524,885.78

                                        Other                  Scheduled         Interest           Available       Available Funds
                    Prepayment          Unscheduled            Principal         Carry              Funds Cap       Cap Carry
                    Principal           Principal              Distribution      Forward            Current         Forward
Class               Distributed         Distributed            Amount            Amount             Amount          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class B             4,396,599.27         1,190,378.24         5,477,378.70       -                  -               -
                               -                                         -       -                  -               -

Total               4,396,599.27         1,190,378.24         5,477,378.70       -                  -               -

                     Unpaid
                     Realized Loss
                     Amount
----------------------------------
Class B              -
                     -

                         Has a              Remaining          Over-            Accelerated           Extra           Over
                     Trigger Event         Pre-Funded        Collateral         Principal          Principal        Collateral
                        Occurred             Amount            Amount           Distributed        Distributed        Amount
--------------------------------------------------------------------------------------------------------------------------------
Trust B                   NO                  0.00          13,324,873.10        459,207.93            0.00        13,324,873.10

                       Specified             Over-
                         Over-             Collateral
                       Collateral            Deficit
                         Amount              Amount
-----------------------------------------------------
Trust B          13,324,873.10                 0.00

Trust B Insured Payment                                                                                                      0.00
Pool Rolling six month delinquency rate                                                                                      0.06
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                               0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                         0.00%
Book Value of REO loans                                                                                              3,743,779.14
Cumulative Number of Mortgage loans repurchased to date                                                                         8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                           236,414.15
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                        0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                           153,251.26

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                   1,363,993.67

Principal Collected:                                                          4,772,872.97

Insurance Proceeds Received:                                                             -

Net Liquidation Proceeds:                                                       704,505.73

Delinquency Advances on Mortgage Interest:                                      524,885.78

Delinquency Advances on Mortgage Principal                                              NA

Repurchase and Substitution Amounts:                                                     -

Trust Termination Proceeds:                                                              -

Investment Earnings on Note Account:                                              5,652.80

Capitalized Interest Requirement:                                                     0.00

Capitalized Interest Account  Earnings                                                0.00

Capitalized Interest Account                                                          0.00

Reversal of Realized Loss Amount                                                         -

Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                  0.00

Sum of the Above Amounts:                                                                          7,371,910.95

LESS:

Servicing Fees (including PPIS):                                                 73,574.18

Non-Recoverable Advance                                                             781.96

Indenture Trustee Fees:                                                           1,414.47

Owner Trustee Fees:                                                                 277.78

Insurance Premiums:                                                              24,825.18

Reimbursement of Delinquency Advances/Servicing Advances                        236,414.15

Total Reductions to Available Funds Amount:                                                          337,287.72

Total Available Funds:                                                                                                 7,034,623.23

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4C

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest             Principal            Total
------------------------------------------------------------------------------------------------------------------------------
C                         100,000,000.00        47,045,695.92          219,546.58           1,525,515.06         1,745,061.64
C Certificate                          -                    -          101,114.89                      -           101,114.89

Totals                    100,000,000.00        47,045,695.92          320,661.47           1,525,515.06         1,846,176.53

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
-------------------------------------------------------------------------------------------------------------------------------
C                         -                     -                     45,520,180.86         5.600000%            5.056250%
C Certificate             -                     -                                 -                NA                   NA

Totals                    -                     -                     45,520,180.86

                                                Prior                                                                   Current
                                                Principal                                                               Principal
Class                     CUSIP                 Balance             Interest        Principal         Total             Balance
----------------------------------------------------------------------------------------------------------------------------------
C                         00755WGE0             470.456959          2.195466        15.255151         17.450617         455.201808
C Certificate                                     0.000000          0.155561         0.000000          0.155561           0.000000

Delinquent Loan Information:
                                                                                   90+ Days           Loans              Loans
                                           30-59                  60-89            excldg f/c,REO     in                 in
                                           Days                   Days             & Bkrptcy          Bankruptcy         REO
------------------------------------------------------------------------------------------------------------------------------------
Trust C              Principal Balance     1,455,505.78           361,955.65       51,675.66          2,143,316.34       987,527.68
                     % of Pool Balance         2.88864%             0.71835%        0.10256%              4.25369%         1.95988%
                     Number of Loans                 16                    4               1                    27               12
                     % of Loans                2.76339%             0.69085%        0.17271%              4.66321%         2.07254%

                                           Loans
                                           in
                                           Foreclosure
-------------------------------------------------------
Trust C              Principal Balance     3,526,090.41
                     % of Pool Balance         6.99798%
                     Number of Loans                 39
                     % of Loans                6.73575%

General Mortgage Loan Information:
                                                                                                                     Trust C
                                                                                                                  -------------
Beginning Aggregate Mortgage Loan Balance                                                                         51,912,781.12
Prefunding                                                                                                                  N/A
Principal Reduction                                                                                                1,525,515.06
Ending Aggregate Mortgage Loan Balance                                                                            50,387,266.06

Beginning Aggregate Mortgage Loan Count                                                                                     598
Ending Aggregate Mortgage Loan Count                                                                                        579

Current Weighted Average Coupon Rate                                                                                 10.511390%
Next Weighted Average Coupon Rate                                                                                    10.501298%

Mortgage Loan Principal Reduction Information:
                                                                                                                     Trust C
                                                                                                                  -------------
Scheduled Principal                                                                                                   22,844.81
Curtailments                                                                                                          12,938.13
Prepayments                                                                                                        1,377,522.57
Repurchases                                                                                                                0.00
Substitutions                                                                                                              0.00
Liquidation Proceeds                                                                                                 112,209.55
Other Principal                                                                                                            0.00

Less: Realized Losses                                                                                                 61,206.80

Total Principal Reduction                                                                                          1,586,721.86

Servicer Information:
                                                                                                                     Trust C
                                                                                                                  -------------
Accrued Servicing Fee for the Current Period                                                                          21,630.32
Less: Amounts to Cover Interest Shortfalls                                                                               254.75
Less: Delinquent Service Fees                                                                                          7,306.86
Collected Servicing Fees for Current Period:                                                                          14,068.71

Advanced Principal                                                                                                          N/A
Advanced Interest                                                                                                    151,859.15

                                          Other               Scheduled            Interest        Available        Available Funds
                    Prepayment            Unscheduled         Principal            Carry           Funds Cap        Cap Carry
                    Principal             Principal           Distribution         Forward         Current          Forward
Class               Distributed           Distributed         Amount               Amount          Amount           Amount
------------------------------------------------------------------------------------------------------------------------------------
Class C             1,377,522.57          125,147.68          1,464,308.26          -              -                -
                               -                   -                     -          -              -                -

                     Unpaid
                     Realized Loss
                     Amount
----------------------------------
Class C              -
                     -


                                                                Prior                                                      Current
                          Has a                                 Over-           Accelerated            Amounts              Over
                      Trigger Event                           Collateral         Principal          From Reserve         Collateral
                         Occurred                               Amount          Distributed             Fund               Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust C                    NO                               4,867,085.20         61,206.80                 0.00        4,867,085.20

                        Specified            Over-
                          Over-            Collateral
                        Collateral           Deficit
                          Amount             Amount
-----------------------------------------------------
Trust C               4,867,085.20           0.00

Trust C Insured Payment                                                                                                    0.00
Pool Rolling six month delinquency rate                                                                                    0.09
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                                             0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                                       0.00%
Book Value of REO loans                                                                                            1,020,692.33
Cumulative Number of Mortgage loans repurchased to date                                                                       3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                          46,036.70
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                      0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                               0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                   295,563.57

Principal Collected:                                                        1,413,305.51

Insurance Proceeds Received:                                                           -

Net Liquidation Proceeds:                                                      51,002.75

Delinquency Advances on Mortgage Interest:                                    151,859.15

Delinquency Advances on Mortgage Principal                                            NA

Repurchase and Substitution Amounts:                                                   -

Trust Termination Proceeds:                                                            -

Investment Earnings on Note Account:                                            1,481.60

Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                   -

Sum of the Above Amounts:                                                                        1,913,212.58

LESS:

Servicing Fees (including PPIS):                                               14,323.46

Non-Recoverable Advance                                                            18.55

Indenture Trustee Fees:                                                           302.82

Owner Trustee Fees:                                                               277.78

Insurance Premiums:                                                             6,076.74

Reimbursement of Delinquency Advances/Servicing Advances                       46,036.70

Total Reductions to Available Funds Amount:                                                         67,036.05

Total Available Funds:                                                                                               1,846,176.53